UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2009

SONNEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52803 (Commission File Number)	98-0514037 (IRS Employer Identification No.)

2829 Bird Avenue, Suite 12, Miami, Florida 33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (305) 529-4888

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On November 17, 2009, the board of directors of Sonnen Corporation (the “Company”) concluded on the advice of management that our previously issued audited financial statements for the years ended June 30, 2009 and June 30, 2008 disclosed in our Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2009 should no longer be relied upon.

On September 1, 2009, the Commission notified the Company that the Public Company Accounting Oversight Board had revoked the registration of the Company’s former independent registered public accounting firm. The Commission advised the Company to have its financial statements for the year ended June 30, 2009 audited by a new independent registered public accounting firm. The Company’s new independent registered public accounting firm discovered errors pertaining to an understatement of liabilities, losses, and net cash used in operating activities.

The Company will file an amendment to its previously issued audited financial statements on Form 10-K/A for the year ended June 30, 2009.

The Company’s board of directors has discussed the matters disclosed in this Form 8-K under this Item 4.02 with Dohan and Company CPAs, the Company’s current independent registered public accounting firm.

The following financial information is attached hereto in this Item 4.02 to provide a comparison of the information in the Company’s restated, audited financial statements and the original audited financial statements for the years ended June 30, 2009 and 2008:

Consolidated Balance Sheets adjustments at June 30, 2009
Consolidated Statements of Loss adjustments for the year ended June 30, 2009
Consolidated Statements of Cash Flows adjustments for the year ended June 30, 2009
Consolidated Balance Sheets adjustments at June 30, 2008
Consolidated Statements of Loss adjustments for the year ended June 30, 2008
Consolidated Statements of Cash Flows adjustments for the year ended June 30, 2008

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	June 30,		June 30,
	2009	Adjustments	2009
	(Audited)		(Audited)
	(Restated)

ASSETS

Current Assets
Cash and cash equivalents	9,000		9,000
Total current assets	9,000		9,000

Total Assets	9,000		9,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	9,482	9,077	405
Total current liabilities	9,482	9,077	405

Total Liabilities	9,482	9,077	405

Commitments and Contingencies

Stockholders’ Equity (Deficit)
Common Stock, $0.0001 par value, 250,000,000 shares authorized, 63,808,000 issued and outstanding	6,381		6,381
Preferred Stock, $0.0001 par value, 50,000,000 shares authorized, none issued and outstanding
	-		-
Additional paid-in capital	63,159		63,159

Deficit accumulated during the development stage	(70,022)	(9,077)	(60,945)

Total Stockholders’ (Deficit) Equity	(482)	(9,077)	8,595

Total Liabilities and Stockholders’ Equity (Deficit)	9,000		9,000

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF LOSS

	Year-ended		Year-ended
	June 30,		June 30,
	2009	Adjustments	2009
	(Audited)		(Audited)
	(Restated)
REVENUE	$ -		$ -

GENERAL AND ADMINISTRATIVE
EXPENSES
General and administrative	306	(1,189)	1,495
Professional fees	12,792	5,639	7,153
Filing fees	1,172		1,172

Total General and Administrative Expenses	14,270	4,450	9,820

Loss before other income and provision for
income taxes	(14,270)	(4,450)	(9,820)

Interest income	25		25
Loss on foreign currency exchange	-		-

Loss before provision for income taxes	(14,245)	(4,450)	(9,795)

Provision for income taxes	-		-
Net loss	(14,245)	(4,450)	(9,795)

Net Loss Per Share Basic and Diluted	a		a

Weighted Average
Number of Shares of Common Stock
Outstanding – Basic and Diluted	63,808,000		63,808,000

a = Less than ($0.01) per share

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year-ended		Year-ended
	June 30,		June 30,
	2009	Adjustments	2009
	(Audited)		(Audited)
	(Restated)

CASH FLOWS FROM DEVELOPMENT STAGE ACTIVITIES:
Net loss for the year	(14,245)	(4,450)	(9,795)

Changes in assets and liabilities:
Increase in accounts payable and accrued liabilities	2,855	4,450	(1,595)

Net cash used in Development Stage Activities	(11,390)		(11,390)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	-		-

Net cash provided by financing activities	-		-

Net increase (decrease) in cash and cash equivalents	(11,390)		(11,390)
Cash and cash equivalents, beginning of period	20,390		20,390

Cash and cash equivalents, end of period	9,000		9,000

Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$ -		$ -
Cash paid for interest	$ -		$ -

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	June 30,		June 30,
	2008	Adjustments	2008
	(Audited)		(Audited)
	(Restated)

ASSETS

Current Assets
Cash and cash equivalents	20,390		20,390
Total current assets	20,390		20,390

Total Assets	20,390		20,390

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	6,627	4,627	2,000
Total current liabilities	6,627	4,627	2,000

Total Liabilities	6,627	4,627	2,000

Commitments and Contingencies

Stockholders’ Equity (Deficit)
Common Stock, $0.0001 par value, 250,000,000 shares authorized, 63,808,000 issued and outstanding	6,381		6,381
Preferred Stock, $0.0001 par value, 50,000,000 shares authorized, none issued and outstanding
	-		-
Additional paid-in capital	63,159		63,159

Deficit accumulated during the development stage	(55,777)	(4,627)	(51,150)

Total Stockholders’ (Deficit) Equity	13,763	(4,627)	18,390

Total Liabilities and Stockholders’ Equity (Deficit)	20,390		20,390

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF LOSS

	Year-ended		Year-ended
	June 30,		June 30,
	2008	Adjustments	2008
	(Audited)		(Audited)
	(Restated)
REVENUE	$ -		$ -

GENERAL AND ADMINISTRATIVE
EXPENSES
General and administrative	484	(2,118)	2,602
Professional fees	49,002	6,685	42,317
Filing fees	891		891

Total General and Administrative Expenses	50,437	4,627	45,810

Loss before other income and provision for
income taxes	(50,437)	(4,627)	(45,810)

Interest income	699		699
Loss on foreign currency exchange	-		-

Loss before provision for income taxes	(49,738)	(4,627)	(45,111)

Provision for income taxes	-		-
Net loss	(49,738)	(4,627)	(45,111)

Net Loss Per Share Basic and Diluted	a		A

Weighted Average
Number of Shares of Common Stock
Outstanding – Basic and Diluted	63,808,000		63,808,000

a = Less than ($0.01) per share

SONNEN CORPORATION AND SUBSIDIARY

(Formerly known as Simple Tech, Inc.)

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year-ended		Year-ended
	June 30,		June 30,
	2008	Adjustments	2008
	(Audited)		(Audited)
	(Restated)

CASH FLOWS FROM DEVELOPMENT STAGE ACTIVITIES:
Net loss for the year	(49,738)	(4,627)	(45,111)

Changes in assets and liabilities:
Increase in accounts payable and accrued liabilities	6,627	4,627	2,000

Net cash used in Development Stage Activities	(43,111)		(43,111)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	-		-

Net cash provided by financing activities	-		-

Net increase (decrease) in cash and cash equivalents	(43,111)		(43,111)
Cash and cash equivalents, beginning of period	63,501		63,501

Cash and cash equivalents, end of period	20,390		20,390

Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$ -		$ -
Cash paid for interest	$ -		$ -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Sonnen Corporation                                   Date

By: /s/ Robert Miller                              March 15, 2010

Name: Robert Miller

Title: Chief Executive Officer